Exhibit 10.2

WARRANT CERTIFICATE

SILLENGER EXPLORATION CORP.
Incorporated Under the Laws of the State of Nevada

NO. _______________	______________ Common Shares

Certificate for Common Stock
Purchase Warrants

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) THE DISTRIBUTION DATE, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).
NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

1.  This Warrant Certificate certifies that ______________________________, a(n) __________________,  or registered assigns ("Warrant Holder"), is the registered owner of the above-indicated number of Warrants expiring December 5, 2013 ("Expiration Date").  One (1) Warrant entitles the Warrant Holder to purchase one share of common stock, $0.001 par value ("Share"), from Sillenger Exploration Corp., a Nevada corporation ("Company"), at a purchase price of U.S. $0.10 per share of Common Stock ("Exercise Price"), commencing December 6, 2011, and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the offices of the Company, 277 Lakeshore Road, E., Suite 206, Oakville, Ontario, L6J 1H9, but only subject to the conditions set forth herein.

2.  Upon due presentment for transfer of this Warrant Certificate at the offices of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants, subject to any adjustments made in accordance with the provisions of this Warrant, shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in this Warrant.

3.  The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all or any whole number of such Warrants during the period and in the manner stated herein.  The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company.  If upon exercise of any Warrants evidenced by this Warrant Certificate, the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised.

4. Restrictive Legend and Registration.

(a) Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to applicable law.

(b) The Company agrees to reissue these Warrants or certificates representing any of the Warrant Shares, without the legend if at such time, prior to making any transfer of any such securities, the Warrant Holder shall give written notice to the Company upon the occurrence of: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of such securities under the 1933 Act is not required in connection with such proposed transfer, (ii) a registration statement under the 1933 Act covering such proposed disposition has been filed by the Company with the Securities and Exchange Commission and has become effective under the 1933 Act and the Warrant Holder provides the Company’s transfer agent with a written representation that a current prospectus has been delivered to the purchaser at or before the time of the sale or transfer of the Warrant Shares, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the 1933 Act and state securities laws are not required, or (iv) the Holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the 1933 Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Company will respond to any such notice from a holder within three (3) business days. In the case of any proposed transfer under this Section 3(b), the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 4(b) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant Certificate. Whenever a certificate representing the Warrant Shares is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Shares, provided the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Shares to the Holder by crediting the account of the Holder's prime broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Subscription Agreement).

5.  No Warrant may be exercised after 5:00 p.m. Eastern Time on the Expiration Date and any Warrant not exercised by such time shall become void, unless the Expiration Date of this Warrant is extended by the Company.
6.  After each adjustment of the Exercise Price pursuant to this paragraph 5, the number of shares of Common Stock purchasable on the exercise of each Warrant shall be the number derived by dividing such adjusted pertinent Exercise Price into the original pertinent Exercise Price.  The pertinent Exercise Price shall be subject to adjustment as follows:

In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Warrants in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Warrants shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Warrants in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Warrants shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of any other class of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable on the conversion thereof.

7.  The Company agrees to include the shares underlying this Warrant Certificate in the next Registration Statement that the Company files with the Securities and Exchange Commission (SEC), if any.  If this Registration Statement is declared effective by the SEC, the Company agrees to use its best efforts to keep the Registration Statement effective until all warrants have been exercised or the Expiration Date, whichever occurs first.  In the event that the Registration Statement is not declared effective by the SEC for any reason, including withdrawal of the Registration Statement by the Company, the Company agrees to include these shares in the next Registration Statement filed by the Company.

8.  Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

9. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Company:

Sillenger Exploration Corp.
277 Lakeshore Road, E., Suite 206
Oakville, Ontario, L6J 1H9
Fax: (905) 842-9095
Attention: John Gillespie

with a copy to:

The Norman Law Firm PLLC
8720 Georgia Avenue, Suite 906
Silver Spring, MD 20910
Fax: (301) 588-4888
Attention: Elton F. Norman

If to the Warrant Holder:

Name:  ______________________

Address:______________________

_______________________

Fax:         _______________________

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

10. Prior to exercise of any of these Warrants, the Warrant Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or any notice of any proceedings of the Company except as may be specifically provided for herein.

11. This Warrant Certificate and all rights arising hereunder shall be construed and determined in accordance with the internal laws of the Province of Ontario and the Laws of Canada applicable therein, and the performance thereof shall be governed and enforced in accordance with such laws.

12. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Warrant Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and Chief Executive Officer.

Dated: December _____, 2011	Sillenger Exploration Corp.

____________________________
John Gillespie, President and
Chief Executive Officer

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties	Custodian
-------------------------

JT TEN - as joint tenants with right	(Cust) (Minor)
Of survivorship and not as	under Uniform Gifts
Tenants in common	to Minors Act _______
(State)

Additional abbreviations may also be used though not in the above list.
FORM OF ASSIGNMENT
(To be executed by the Registered Holder if he
desires to assign Warrants evidenced by the
within Warrant Certificate)

     FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto ______________________________ Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint
______________________ ______________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.

Dated:  _____________________                                                                    _________________________
                                                             Signature

NOTICE:  The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed:  __________________________________________

FORM OF ELECTION TO PURCHASE

(To be executed by the Holder if he desires to
exercise Warrants evidenced by the within Warrant Certificate)

To Sillenger Exploration Corp.:

   The undersigned hereby irrevocably elects to exercise ____________  Warrants, evidenced by the within Warrant Certificate for, and to purchase  thereunder, ________________ full shares of Common Stock issuable upon exercise  of said Warrants and delivery of $____________ and any applicable taxes.

        The undersigned requests that certificates for such shares be issued in the name of:

(Please print name and address):
______________________________________________________________

_______________________________________________________________

________________________________   _______________________________
                                                                               (Social Security or Tax ID #)

If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

_____________________________________________________________
_____________________________________________________________
                                                                 (Please print name and address)

Dated: ____________________   Signature: ________________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:  __________________________________________

IF NOT EXERCISED THROUGH THE COMPANY, SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCKEXCHANGE, TORONTO STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.